SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                              __________________________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): March 5, 1996


                                  EARL SCHEIB, INC.
                               -----------------------
                (Exact name of registrant as specified in its charter)


                                        1-4822
                                    -------------
                                     (Commission
                                     file number)

                         Delaware                    95-1759002
                       ------------                -------------
              (State or other jurisdiction of     (I.R.S. Employer
              incorporation or organization)    Identification No.)

                  8737 Wilshire Boulevard
                 Beverly Hills, California             90211
                ---------------------------           --------
         (Address of principal executive offices)    (Zip Code)


                                    (310) 652-4880
                                 --------------------
                  Registrant's telephone number, including area code

                       ________________________________________





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          Item 4.  Changes in Registrant's Certifying Accountant.

               The Registrant, effective March 5, 1996, dismissed BDO Seidman, independent auditors, as its principal independent accountant. The dismissal was approved by the Registrant's Audit Committee of the Board of Directors.

               BDO Seidman's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

               There were no disagreements between the Registrant and BDO Seidman of the types described in Item 304(a)(1)(iv) of Regulation S-K. The Registrant has complied with Item 304(a)(3) of Regulation S-K.

               Effective March 6, 1996, the Registrant engaged Deloitte & Touche LLP, independent public accountants, as its new principal independent accountant to audit the Registrant's financial statements. The Registrant has not consulted Deloitte & Touche LLP during the Registrant's two most recent fiscal years with regard to any of the matters described in Item 304(a)(2) of Regulation
          S-K.

          Item 7.  Exhibits.

          Exhibit 1.   Letter from BDO Seidman.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EARL SCHEIB, INC.,
                                        A Delaware corporation


          Date:  March 12, 1996         By: /s/John K. Minnihan
                                           -----------------------
                                           John K. Minnihan
                                           Vice President and
                                           Chief Financial Officer



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